EXHIBIT 10.38

  PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED (DESIGNATED BY AN ASTERIX (*) AND
       WHITE SPACE) AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT DATED
                        AUGUST 21, 1997; FILE NO. 0-15609



                                    THYMITAQ

                        DEVELOPMENT AND LICENSE AGREEMENT

                                     BETWEEN

               F. HOFFMANN-LA ROCHE LTD AND HOFFMANN-LA ROCHE INC.

                                       AND

                          AGOURON PHARMACEUTICALS, INC.






                                  June 11, 1997


                                                     TABLE OF CONTENTS

                                                                                                           Page No.

BACKGROUND            .........................................................................................1

ARTICLE I             DEFINITIONS..............................................................................1

Section 1.01          Affiliate................................................................................1
Section 1.02          Agouron Patent Rights....................................................................2
Section 1.03          Agouron Technology.......................................................................2
Section 1.04          Allowable Expenses.......................................................................2
Section 1.05          Combination Product......................................................................2
Section 1.06          Compound.................................................................................2
Section 1.07          Co-Promote...............................................................................3
Section 1.08          Control, Controlled or Controlling.......................................................3
Section 1.09          Development Costs........................................................................3
Section 1.10          Development Program......................................................................3
Section 1.11          Development Program Patent Rights........................................................4
Section 1.12          Development Program Technology...........................................................4
Section 1.13          Dossier..................................................................................4
Section 1.14          Effective Date...........................................................................4
Section 1.15          European Co-Promotion Countries..........................................................4
Section 1.16          Global Joint Development Committee.......................................................4
Section 1.17          Global Joint Finance Committee...........................................................5
Section 1.18          Global Joint Marketing Committee.........................................................5
Section 1.19          Initial Commercial Sale..................................................................5
Section 1.20          Marketing Company........................................................................5
Section 1.21          Net Sales................................................................................5
                      (a)    Adjusted Gross Sales..............................................................5
                      (b)    Net Sales.........................................................................5
Section 1.22          North American Territory.................................................................5
Section 1.23          Patent Rights............................................................................5
Section 1.24          Product..................................................................................6
Section 1.25          Profits and Losses.......................................................................6
Section 1.26          Registration.............................................................................6
Section 1.27          Roche Technology.........................................................................6
Section 1.28          Roche Territory..........................................................................6
Section 1.29          Territory................................................................................6
Section 1.30          Trade Dress..............................................................................6
Section 1.31          Trademark(s).............................................................................6
Section 1.32          United States............................................................................6


                                                                       i


                                                     TABLE OF CONTENTS
                                                        (Continued)
                                                                                                           Page No.


ARTICLE II            COMMERCIAL RIGHTS........................................................................6

Section 2.01          License Grants...........................................................................6
Section 2.02          Non-Cancer Indications of the Compound..................................................10
Section 2.03          Diligent Efforts to Develop and Market..................................................10
Section 2.04          Discontinuance of the Development Program...............................................11

ARTICLE III           SHARING AND PROTECTION OF INTELLECTUAL PROPERTY.........................................12

Section 3.01          Patents.................................................................................12
Section 3.02          Infringement of Patents of Third Parties................................................13
Section 3.03          Trademarks..............................................................................14
Section 3.04          Information Exchange....................................................................15
Section 3.05          Confidentiality.........................................................................15
Section 3.06          Publication.............................................................................16

ARTICLE IV            MANAGEMENT STRUCTURE OF COLLABORATION...................................................17

Section 4.01          Management Committees...................................................................17
Section 4.02          Development and Registration............................................................17
Section 4.03          Marketing...............................................................................21
Section 4.04          Supply of Compound and Product..........................................................26

ARTICLE V             LICENSE FEES, PROFIT AND LOSS SHARING AND ROYALTIES;
                      DEVELOPMENT COSTS; PREMARKETING EXPENSES;
                      GENERAL LICENSING TERMS.................................................................28

Section 5.01          License Fees, Profit and Loss Sharing and Royalties.....................................28
Section 5.02          Development Costs.......................................................................29
Section 5.03          Premarketing Expenses...................................................................30
Section 5.04          General Licensing Terms.................................................................31
Section 5.05          Foreign Currency........................................................................37

ARTICLE VI            TERM AND TERMINATION....................................................................38

Section 6.01          Termination for Breach..................................................................38
Section 6.02          Termination by Roche....................................................................39
Section 6.03          Termination by Mutual Agreement.........................................................40
Section 6.04          Termination Upon Bankruptcy.............................................................40
Section 6.05          Disposition of Inventory................................................................40
Section 6.06          Effect of Termination...................................................................40


                                                                       ii

                                                     TABLE OF CONTENTS
                                                        (Continued)
                                                                                                           Page No.


ARTICLE VII           WARRANTIES, COVENANTS; INDEMNITIES; INSURANCE;
                      DISPUTE RESOLUTION; GOVERNMENTAL APPROVALS;
                      EXPORT CONTROLS.........................................................................41

Section 7.01          Warranties and Covenants................................................................41
Section 7.02          Indemnities; Insurance..................................................................41
Section 7.03          Dispute Resolution......................................................................43
Section 7.04          Governmental Approvals..................................................................44
Section 7.05          Export Controls.........................................................................44

ARTICLE VIII          DISCLOSURE OF AGREEMENT.................................................................44

Section 8.01          Disclosure of Agreement.................................................................44

ARTICLE IX            GENERAL PROVISIONS......................................................................44

Section 9.01          No Implied Licenses.....................................................................44
Section 9.02          No Waiver...............................................................................44
Section 9.03          Severability; Government Acts...........................................................45
Section 9.04          Ambiguities.............................................................................45
Section 9.05          Notification of Authorities.............................................................45
Section 9.06          No Agency...............................................................................45
Section 9.07          Captions; Number; Official Language.....................................................45
Section 9.08          Force Majeure...........................................................................45
Section 9.09          Amendment...............................................................................46
Section 9.10          Applicable Law..........................................................................46
Section 9.11          Notices.................................................................................46
Section 9.12          Assignment..............................................................................46
Section 9.13          Succession..............................................................................47

                                                    APPENDICES

Schedule 1              Agouron Patent Rights..................................................................S1-1
Exhibit 1               Initial Development Plan for THYMITAQ Development Program..............................E1-1
                        Schedule 1      THYMITAQ Development Timeline - IV/PO...............................E1-S1-1
Exhibit 2               Initial Development Budget for THYMITAQ Development Program............................E2-1
Attachment 1            Development Costs and Reimbursement Procedures.........................................A1-1
                        Schedule 1      Agouron/Roche Development Program Expenditures......................A1-S1-1
                        Schedule 2      Agouron Development Cost Invoice ...................................A1-S2-1
                        Schedule 3      Roche Development Cost Invoice......................................A1-S3-1
Attachment 2            Accounting Terms/Definitions...........................................................A2-1
Attachment 3            Product Manufacturing Specifications...................................................A3-1
Attachment 4            Trademark License Agreement............................................................A4-1

                                                                       iii

         This THYMITAQ(TM)1 Development and License Agreement ("Agreement"), dated for reference purposes only this 11th day of June 1997, is by and between Agouron Pharmaceuticals, Inc., a corporation duly organized and existing under the laws of the state of California, having a principal place of business at 10350 North Torrey Pines Road, La Jolla, California, United States of America (hereinafter referred to as "Agouron," the first party), and F. Hoffmann-La Roche Ltd, a corporation duly organized and existing under the laws of Switzerland, having a principal place of business at CH-4002-Basel, Switzerland, and Hoffmann-La Roche Inc., a corporation duly organized and existing under the laws of the state of New Jersey, having a principal place of business at 340 Kingsland Street, Nutley, New Jersey, United States of America (hereinafter collectively referred to as "Roche," the second party). Agouron and Roche are sometimes hereinafter each referred to as a party (collectively "parties") to this Agreement.

                                   BACKGROUND

         On June 19,  1996,  Agouron and Roche  entered  into a Letter of Intent
("LOI")  to  confirm  the  parties   formation  of  a  collaboration   on  terms
substantially in accordance with those contained in Exhibit A to the LOI ("Exhibit A"). A component of such collaboration includes the development and commercialization of the chemical compound known as "AG337" (sometimes referred to herein as "THYMITAQ"), which was invented by Agouron employees. While Exhibit A states the basic terms of the understanding between the parties, the parties agreed that the terms of the collaboration would be subject to further negotiation and preparation of further agreements containing the full terms of the collaboration between the parties. This Agreement is entered into for the purpose of setting forth the definitive terms under which the parties shall collaborate in the development and commercialization of THYMITAQ products.

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants, benefits and obligations set forth herein, the parties agree as follows:

                             ARTICLE I - DEFINITIONS

         When used in this Agreement, each of the following terms shall have the meaning set out in this Article I. All references to Articles, Attachments, Sections, Schedules, Exhibits and Appendices shall, except as otherwise explicitly provided, refer to the Articles, Attachments, Sections, Schedules, Exhibits and Appendices of this Agreement, all of which are incorporated herein by reference.

         Section 1.01 "Affiliate" means any person, organization or entity which is, directly or indirectly, controlling, controlled by, or under common control with Roche or Agouron, as the

----------
1 THYMITAQ is a trademark of Agouron Pharmaceuticals, Inc. and is registered in the United States and in certain other countries.

case may be. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of such person, organization or entity, whether through the ownership of voting securities, or by contract or court order or otherwise. The ownership of voting securities of a person, organization or entity shall not, in and of itself, constitute "control" for purposes of this definition, unless said ownership is of a majority of the outstanding securities entitled to vote of such a person, organization or entity. For purposes of this Agreement, Genentech, Inc. shall be considered to be an Affiliate of Roche.

         Section 1.02      "Agouron Patent Rights" means:  *








         Section 1.03      "Agouron Technology" means *






         Section 1.04 "Allowable Expenses" has the meaning described in Section 5.02 and Schedule 1 to Attachment 2.

         Section 1.05      "Combination Product" means any *



         Section 1.06 "Compound" means the chemical compound known as AG337, whose chemical name is as follows:

         *

         Section 1.07 "Co-Promote" means the right of a party, subject to applicable law, to *







                                             Countries  where the parties are
Co-Promoting Products are sometimes referred to herein as "Co-Promotional countries."

         Section 1.08      "Control," "Controlled" or "Controlling" means *



         Section  1.09   "Development   Costs"  has  the  meaning  described  in
Attachment 1.

         Section 1.10      "Development Program" means all *

         Section 1.11      "Development Program Patent Rights" means *
















         Section 1.12      "Development Program Technology" means any *










         Section 1.13 "Dossier" means the document which is filed with and approved by a government or health authority for purposes of Registration, for example, a New Drug Application or a Marketing Authorization Application.

         Section 1.14 "Effective Date" means June 19, 1996.

         Section 1.15      "European Co-Promotion Countries" means *



         Section 1.16 "Global Joint Development Committee" has the meaning set forth in Section 4.01.

         Section 1.17 "Global Joint Finance Committee" has the meaning set forth in Section 4.01.

         Section 1.18 "Global Joint Marketing Committee" has the meaning set forth in Section 4.01.

         Section 1.19 "Initial Commercial Sale " means the first commercial sale of a Product arising out of the Development Program *



         Section 1.20 "Marketing Company" means the company marketing a Product in a country; provided, however, that if the *





         Section 1.21 "Net Sales" and the related term "Adjusted Gross Sales" shall have the following meanings:

         (a)      "Adjusted Gross Sales" means the *








         (b) "Net Sales" means the amount calculated by subtracting from the amount of Adjusted Gross Sales *





         Section 1.22 "North American Territory" means the United States of America, Canada and Mexico.

         Section 1.23      "Patent Rights" means, collectively, *

         Section 1.24      "Product" means any *



         Section 1.25      "Profits and Losses" have the meanings set forth in
Schedule 1 to Attachment 2.

         Section 1.26 "Registration" means the official approval by the government or health authority in a country (or supra-national organizations, such as the European Agency for the Evaluation of Medical Products) which is required for a Product to be offered for sale in such country, including such authorizations as may be required for the production, importation, pricing, reimbursement and sale of such Product, and for subsequent regulatory filings for line extensions and/or additional indications of such Product.

         Section 1.27      "Roche Technology" means any *







         Section 1.28      "Roche Territory" means *


         Section 1.29      "Territory" means *

         Section 1.30 "Trade Dress" means any materials supporting the commercialization of a Product, including, but not limited to, packaging, package inserts, advertising or selling aids, brochures, mailings and/or other marketing or packaging materials. The definition of Trade Dress shall not refer to trade names used by a party to designate the name of such party.

         Section 1.31 "Trademark(s)" means any trademark selected and owned by a party and registered (or applied for) by such party, its Affiliate(s) and sublicensee(s) in the Territory for use in connection with the marketing of Products. The definition of Trademark(s) shall not refer to trade names used by a party to designate the name of such party.

         Section 1.32 "United States" means the United States of America, its territories, possessions and protectorates (including Puerto Rico), and the District of Columbia.

                         ARTICLE II - COMMERCIAL RIGHTS

         Section 2.01 License Grants. To implement the commercialization of the Compound and/or Products arising out of the Development Program, the parties, subject to the other applicable obligations of this Agreement, grant and accept the license rights provided below in this Article II.

         (a)      *






         (b)      *






         (c)      *







         (d) In accordance with the provisions of Section 4.03, the parties agree, unless prohibited by law or regulation, to *




         (e)      *

                  (i)      *



                  (ii)     *






         (f)      *




*        (g)



         (h)      *

*        (i)












         (j)  Notwithstanding   anything  to  the  contrary  contained  in  this
Agreement, each party agrees to sell the Compound and/or Products for non-human pharmaceutical uses only with the written agreement of the other party.

         (k)      *
















         (l)      *

         (m)      *















         Section 2.02      Non-Cancer Indications of the Compound.

         (a) Except as provided in Section 2.02(b) and Section 4.02(o), Agouron,
in  its  sole   discretion,   shall  be  entitled  to  make,  use,  develop  and
commercialize the Compound for non-cancer indications.

         (b)      *








         Section 2.03 Diligent Efforts to Develop and Market. The right of Roche to market Products for cancer indications in all countries comprising the Roche Territory shall be subject to diligent development and marketing efforts by Roche, on a country-by-country basis. For purposes of this Section 2.03,
commercialization   efforts   undertaken  by  Roche's   Affiliates  and
sublicensees shall be attributed to Roche. Roche shall begin commercial sales of at least one (1)

Product arising out of the Development Program for cancer indications in a country no later than one (1) year after the first Registration of such Product for cancer indications in such country; provided, however, that such period shall be extended for as long as diligent efforts to begin commercial sales continue. Following commencement of commercial sales in a country, Roche shall keep such Product reasonably available to the public for cancer indications; provided, however, that Roche shall be released from this obligation if supply of the Product for cancer indications is not available for such country and Roche is not responsible for arranging for the commercial production and supply of such Product for such country. Roche agrees to use diligent efforts to market which are comparable to the efforts it then uses with its own cancer products. If, after one hundred twenty (120) days written notice of a failure: (i) to begin commercial sales of at least one (1) such Product for cancer indications in a country in a timely manner; or (ii) following commencement of commercial sales in a country, to keep such Product reasonably available to the public for cancer indications, Roche fails to fulfill its obligation under this Section 2.03, Agouron shall have the right, as the sole and exclusive remedy for such failure, to elect to have the licenses granted to Roche in such country under the terms of Section 2.01(a) converted to a non-exclusive license to both parties. Both parties, under such non-exclusive license, shall have the right (with right of sublicense) to manufacture, use, offer for sale, sell and/or import in or into such country such Product for cancer indications under applicable Agouron Patent Rights and Development Program Patent Rights, and using applicable Agouron Technology, Roche Technology and Development Program Technology. Agouron, its Affiliates and sublicensees shall have no royalty or other obligations to Roche resulting from the manufacture, use, offer for sale, sale and/or import in or into such country of such Product by Agouron, its Affiliates and sublicensees. No additional consideration shall be due because of the exercise by Agouron of such election.

         Section 2.04      Discontinuance of the Development Program.  *

          ARTICLE III - SHARING AND PROTECTION OF INTELLECTUAL PROPERTY

         Section 3.01      Patents.

         (a)      *













         (b)      *







         (c)      *








         (d)      *

         (e)      *









         (f)      *

















         Section 3.02 Infringement of Patents of Third Parties. Each party, its Affiliates and sublicensees, and their respective employees and agents shall use diligent efforts to avoid infringement of patents of any third party in discovering, developing, manufacturing and commercializing the Compound, intermediates thereof and/or Products. However, neither party, its Affiliates and sublicensees, and their respective employees and agents shall be liable to the other party, its Affiliates and sublicensees, and their respective employees and agents if the practice of the Patent Rights, Agouron Technology, Roche Technology, and/or Development Program Technology in discovering, developing, manufacturing or commercializing the Compound, intermediates thereof and/or Products infringe any patent of any third party. If either party becomes aware of any claim or suit by any third party for infringement of a patent of such third party in connection with the discovery, development, manufacture, use or sale of the Compound, intermediates thereof and/or Products by a party hereto, such party shall notify the other party in writing of such claim or suit within thirty (30) days thereafter. Each party agrees to render such reasonable assistance as the other party may request in defending any such claim or suit. The parties shall mutually agree to any settlement of any existing or potential infringement claim or action that would require the payment of any royalty or lump sum payment to a third party, except that if the parties cannot promptly reach agreement, they shall appoint an independent patent counsel to give an opinion, which shall be binding on the parties, as to whether there is a substantial risk that the third party patent is both valid and infringed. If the opinion is that there is a substantial risk that the patent is both valid and infringed, the marketing party of a Product in a country, after consultation with the other party, may settle the matter in its sole discretion on such terms as it deems appropriate. If both parties are participating in the marketing of a Product in a country, the parties shall mutually agree to any settlement of any infringement claim or action that would require the payment of any royalty or lump sum payment to a third party; if the parties are unable to mutually agree on the settlement, then the issue shall be decided by binding arbitration in accordance with the provisions of Section 7.03 hereof. Unless the parties agree otherwise, the costs of defending or settling any such claim or action in a country where the parties are sharing Profits and Losses from the sales of such Product shall be a deductible expense when calculating Profits and Losses for such Product for such country. *









         Section 3.03      Trademarks.  *

         Section 3.04      Information Exchange.

         (a)      *











         (b)      *







         Section 3.05 Confidentiality. Except as otherwise expressly specified in this Agreement and except for the proper exercise of any license rights granted or rights reserved under this Agreement, Roche and Agouron shall keep in confidence and shall each use its best efforts to cause its respective Affiliates, employees, directors, agents, consultants, clinical research associates, outside contractors, clinical investigators and sublicensees to whom it is permitted to disclose information pursuant to the terms of this Agreement to retain in confidence: (i) all confidential and proprietary information of the other party, *
                                                     and/or the  marketing  and
business plans of such other party that is disclosed to it hereunder; and (ii) Development Program Technology. Without limiting the foregoing, Roche and Agouron shall each exercise the same degree of diligence and care with respect to the above-described information as it exercises with respect to its other proprietary information. Each party represents to the other party that it
maintains   policies  and  procedures   designed  to  prevent  the  unauthorized
disclosure  of  its  proprietary   data  and
information. Agouron shall be responsible, under the direction of the Global Joint Development Committee, for authorizing the supply of any drug samples of the Compound and/or Products to third party researchers. Roche and Agouron shall each be entitled to disclose the above-described information to consultants, clinical research associates, outside contractors, collaborators, clinical investigators and other third parties who are engaged, in accordance with the procedures established under Section 4.02(h), and who are subject to confidentiality and use obligations equivalent to those applicable to the disclosing party hereunder, and to governmental or other regulatory and/or health authorities, to the extent that such disclosure is reasonably necessary to obtain patents, to obtain authorization or to conduct clinical trials on the Compound or Products, to prepare the Dossier and/or otherwise to fulfill its obligations pursuant to this Agreement. Roche and Agouron shall also have the right to disclose Development Program Technology to persons it proposes to enter into business relationships with, if such persons are subject to confidentiality obligations equivalent to those applicable to the disclosing party hereunder. The preceding obligations of confidentiality shall be waived as to information which the party claiming waiver can demonstrate, based on written records: (i) is in the public domain at the time of disclosure hereunder; (ii) comes into the public domain through no fault of the party claiming waiver; (iii) was known to the party claiming waiver prior to its disclosure under this Agreement, unless such information was obtained from the other party on a confidential basis; (iv) is disclosed on a non-confidential basis to the party claiming waiver by a third party having a lawful right to make such disclosure on a non-confidential basis;
(v) is published with the prior mutual agreement of the parties after having given consideration to appropriate commercial and competitive factors; (vi) comes into the public domain through governmental publication of a patent application; or (vii) is required to be disclosed to file a patent or other regulatory application or to comply with applicable laws and regulations. The obligations under this Section 3.05 shall survive to the later of: (i) ten (10) years after the end of the Development Program; or (ii) the termination or expiration date of the last to expire of any license(s) granted pursuant to this Agreement, to the extent the Development Program Technology, Agouron Technology or Roche Technology is applicable to the practice of grants under such license(s); or (iii) the expiration date of the last to expire of any patent(s) within the Patent Rights on a Product.

         Section 3.06 Publication. Agouron and Roche each acknowledge the other party's interest in publishing certain of its results of the Development Program to obtain recognition within the scientific community and to advance the state of scientific knowledge. Both parties also recognize their mutual interests in obtaining valid patent protection for the Compound, intermediates thereof and Products. Consequently, either party, its employees or consultants wishing to make a publication shall provide the other party the opportunity to review a draft manuscript at least thirty (30) days prior to the date of the intended submission for publication and, upon the other party's written request, shall delay submission for a period (not greater than forty-five (45) days from the date of such written request) sufficient to provide for the filing of appropriate patent application(s) for any patentable subject matter disclosed in such publication. Furthermore, in acknowledgment that certain Development Program Technology, while not of a patentable subject matter, could be necessary for the protection of the commercial interests of the parties, the parties agree that the Global Joint Development Committee or its delegates shall review in a timely manner (not greater than thirty (30) days from the date of a written request to the Global Joint Development Committee or its delegates) a draft manuscript, and propose the conditions under which the portion of the Development Program Technology disclosed in the draft manuscript that could be necessary to protect the commercial interests of the parties can be published. If the Global Joint Development Committee or its delegates do not object to the publication within thirty (30) days from the date of such written request, the requesting party (subject to the other party's right to request the 45-day delay described above for patentable subject matter disclosed in such publication) shall be free to publish such manuscript. If the Global Joint Development Committee or its delegates object to the publication of a portion of the draft manuscript, it shall indicate specifically what modification to the draft manuscript it believes is appropriate to protect the commercial interests of the parties and the reasons therefor. After giving reasonable consideration to the suggestions of the Global Joint Development Committee, the party wishing to make a publication shall have the final authority to determine the scope, timing and content of the publication.

               ARTICLE IV - MANAGEMENT STRUCTURE OF COLLABORATION

         Section 4.01 Management Committees. The collaborative development and commercialization effort for the Compound and Products arising out of the Development Program for cancer indications shall be coordinated and overseen by three (3) committees, namely:

                  (a) A joint committee responsible to discuss and coordinate the global development efforts directed to Registration of Products for cancer indications (hereinafter referred to as the "Global Joint Development Committee").

                  (b) A joint committee responsible to discuss and coordinate the global marketing of Products for cancer indications (hereinafter referred to as the "Global Joint Marketing Committee").

                  (c) A joint committee responsible to oversee and approve the planning and budgeting of revenues and costs resulting from Co-Promotional activities if the parties are Co-Promoting Products (hereinafter referred to as the "Global Joint Finance Committee").

These committees (and the project teams established by such committees) shall work in close cooperation.

         Section 4.02 Development and Registration. Roche and Agouron acknowledge their mutual intention generally to take a collaborative, commercially reasonable approach to the timely development of the Compound and Products arising out of the Development Program for cancer indications. The parties further acknowledge their mutual willingness to discuss ad hoc agreements to establish appropriate mechanisms for such collaborative development. Recognizing the importance of timely initiation of development activities, however, Roche and

Agouron agree to the following basic approach to development of Products for cancer indications and to the conduct of the Global Joint Development Committee activities.

         (a) The Global Joint Development Committee shall meet in regular intervals, at least * and shall be co-chaired by representatives from Roche and Agouron. Each party shall be entitled to participate in decisions affecting the Development Program and to attend all key development-related meetings. The meeting locations of the Global Joint Development Committee shall *
        or at other sites as agreed to by the parties. Meeting minutes shall be promptly prepared and approved by designated representatives of each of the parties. Each party shall pay all of its respective expenses for such meetings.

         (b)      *

                                                                          Each
party   shall  also
designate a financial advisor to the Global Joint Development Committee. Each party's members of the Global Joint Development Committee shall reasonably consider the adoption of the other party's development suggestions, and shall accept as many of such development suggestions as are reasonable, based upon medical and business rationale, drug supply, and the need to conduct the development activities in an expeditious manner. If the parties agree, an authorized sublicensee for a Compound which is participating in the development of such Compound may participate in such discussions.

         (c) If the Global Joint Development Committee is unable to reach agreement on any decision required of it, the issue shall be submitted for consideration, *

                                                                      If   they
are unable to agree, then the issue shall be resolved by the *


         (d) The decisions of the Global Joint Development Committee shall be binding on the parties and shall be confirmed in writing by designated representatives of each of the parties.

         (e) The Global Joint Development Committee shall be responsible for the coordination of the global collaborative development efforts directed to Registration of Products arising out of the Development Program for cancer indications in the Territory and such other matters which the parties mutually agree to assign to it. The Global Joint Development Committee may, if necessary, modify * provided, however, that the Development Program shall provide, at a minimum, for: (i) the *




                                                                           The

Global Joint Development Committee shall also have the authority to make decisions concerning the *
    arising out of the Development Program for cancer indications. Additionally, the Global Joint Development Committee shall establish
reasonable   publication   procedures   concerning Development  Program
Technology  and,  upon the request of a party,  the Global
Joint Development Committee or its delegates shall review a draft manuscript and propose the conditions under which the portion of the Development Program Technology disclosed in the draft manuscript which is necessary to protect the commercial interests of the parties can be published.

         (f) The Global Joint Development Committee shall review and discuss the Development Program for any country(s) involved, *



                  Development of Products arising out of the Development Program for cancer indications shall be initially based upon *


                                                                    and   other
development   activities   to  be performed by each of the parties.  The Global
Joint Development Committee shall review and discuss any projected change in a quarterly operating budget which exceeds the previously budgeted amount by more than *
     The parties acknowledge that, while the initial worldwide development plan and development budget are designed to achieve Registration of Products arising out of the Development Program for cancer indications in many countries of the Territory, it will be necessary to supplement the initial development budget to achieve Registration in other countries of the Territory. The Global Joint Development Committee shall *

be attached to this Agreement as updated Exhibits. To the extent possible, the Development Program shall provide for the generation and use of data which can be utilized to achieve Registration *
         Specific information which is required to achieve Registration in individual countries shall be provided for, to the extent possible, in the Development Program.

         (g)      Roche  and  Agouron  shall   collaborate  to  complete
clinical   studies  aimed  at  achieving Registration of Products arising out of the Development Program *
                           a party not  responsible  for a  development
activity may provide  advisory and support services to the other party.  *



                                                                        assigned
to such project teams. Roche and Agouron shall each use its diligent efforts in the development and Registration of Products arising out of the Development Program for cancer indications in accordance with the Development Program. *
                   If a party fails to use its diligent efforts in a timely manner in a study or other development activities assigned to it, the other party shall be entitled to assume responsibility for conducting such study or other development activities.

         (h) Roche and Agouron shall each use qualified persons in the development activities of the Development Program. In accordance with procedures to be established by the Global Joint Development Committee, Agouron and Roche may also engage consultants, clinical research associates, outside contractors, collaborators, clinical investigators and other third parties, as may be necessary or desirable, to assist them in carrying out their responsibilities under the Development Program.

         (i) All work in connection with the development of the Compound or Products, to the extent required by applicable laws or regulations, shall be conducted in accordance with Good Laboratory Practices, Good Manufacturing Practices and Good Clinical Practices, as such rules of practice are amended from time to time.

         (j) Roche and Agouron, through the Global Joint Development Committee, shall keep each other informed of the progress of the work being performed by them pursuant to the Development Program. This shall include progress reports as required by the Global Joint Development Committee*
                                                                Agouron      and
Roche shall provide each other with access to its relevant records and facilities to permit a reasonable review of the progress, from time to time, of the activities being performed by such party pursuant to the Development Program.

         (k) Each party's members of the Global Joint Development Committee shall report and make recommendations to their managements regarding the matters discussed at the meetings of the Global Joint Development Committee.

         (l) Each party agrees to use its diligent efforts in responding in a timely manner, but not more than thirty (30) days, to requests from the other party for preclinical and clinical results and other information concerning the Development Program to enable the other party to comply with regulatory requirements for the Development Program. To the extent possible, * in the clinical studies aimed at achieving Registration of Products arising out of the Development Program for cancer indications.

         (m) After consultation with Roche concerning the selection of a generic name for the Compound, Agouron shall have responsibility for making application to the World Health Organization International Non-proprietary Name Committee and the U.S. Adopted Names Council to secure a generic name for the Compound.

         (n) Subject to the other provisions of this Agreement, in the Roche Territory, *
          for a Product arising out of the Development Program for cancer indications *
    in the North American Territory, the Dossier for a Product arising out of the Development Program for cancer indications * Prior to Registration of a Product arising out of the Development Program for cancer indications in a country, the party *
                                       on
such Product for cancer indications, including communicating with health and/or regulatory authorities in such country; provided, however, to the extent reasonably possible, the other party shall have the right to review, comment and participate in communications concerning such Product with health and/or regulatory authorities in such country. Notwithstanding the preceding, each party shall be entitled to have *

                                                                        as  may
be   necessary   to   obtain   and maintain the  Registration on a Product
arising out of the Development Program for cancer indications in any other country in the Territory.

         (o)      *






         Section 4.03      Marketing.  The *

                                                      Roche and Agouron  agree
to the following basic approach to marketing of Products for cancer indications and the conduct of the Global Joint Marketing Committee activities:

         (a) The Global Joint Marketing Committee shall meet in regular intervals, at least * and shall be co-chaired by representatives from Roche and Agouron. Each party shall be entitled to participate in discussions affecting the marketing of Products arising out of the Development Program for cancer indications in the Territory and to attend all key marketing-related meetings. The meeting locations of the Global Joint Marketing Committee shall * or at other sites as agreed to by the parties. Meeting minutes shall be promptly prepared and approved by designated representatives of each of the parties. Each party shall pay all of its respective expenses for such meetings.

         (b)      *





         (c) If the Global Joint Marketing Committee is unable to reach agreement on any decision required of it, the issue shall be submitted for consideration, *

                                                                            If
they   are unable to agree, then the issue shall be resolved by the *


         (d) A decision of the Global Joint Marketing Committee shall be binding on the parties, and shall be confirmed in writing by designated representatives of each of the parties.

         (e) The Global Joint Marketing Committee shall be responsible for drafting a global marketing plan for a Product(s) arising out of the Development Program for cancer indications (hereinafter referred to as the "Global Marketing Plan") *
                                                                        The
Global    Joint Marketing Committee shall also be responsible for *

                                    to  the  extent  possible.   The  Global
Joint  Marketing  Committee  may,  if necessary, *
                  The Global Joint Marketing Committee may also review and discuss decisions concerning the *


         (f) Under the direction of the Global Joint Marketing Committee, Roche shall be responsible for * for a Product arising out of the Development Program for cancer indications *
                             To the  extent  possible,  the local  marketing
plans  shall be  consistent  with the Global Marketing Plan.

         (g)      It is the intent of the parties that *
                                                               arising  out of
the Development Program for cancer indications wherever possible throughout the Territory. The parties acknowledge their intention to * arising out of the Development Program for cancer indications wherever possible. The parties also acknowledge *
 with
*                                            arising  out  of  the  Development
Program  for  cancer  indications wherever possible.

         (h) The parties agree, unless prohibited by law or regulation, to exclusively Co-Promote Products arising out of the Development Program for cancer indications in the North American Territory under a single Trademark and based upon a marketing plan to be agreed upon by the parties. Agouron and Roche agree to share equally (50/50) Profits and Losses earned or incurred during the fiscal year of the Marketing Company from the sale of a Co-Promoted Product in the North American Territory. The parties further agree, unless prohibited by law or regulation, to discuss in good faith future rights for Agouron to exclusively Co-Promote with Roche Products arising out of the Development Program for cancer indications in any or all of the European Co-Promotion Countries. The parties' future European Co-Promotion arrangement shall be based upon and subject to the following criteria:

                  (i)      *



                  (ii)     *





                  (iii)    *


                  (iv) Agouron's right to Co-Promote such Product in a selected European country shall be subject to *



                  (v)      Agouron shall have the right to *






                  (vi)     Agouron shall have the *

                  (vii)    *










In the countries where the parties are Co-Promoting Products, the Global Joint Marketing Committee shall assign Co-Promotional activities among the parties based upon: *



                                                                               a
party not responsible for a Co-Promotional activity may provide advisory and support services to the other party.
*
                  in each of the countries in the North American Territory shall be overseen and approved by the Global Joint Marketing Committee. Notwithstanding the preceding, the parties agree that *
    Development Program for cancer  indications  in each of the countries in the
                North American Territory * The parties shall provide *
                                                                    Furthermore,
unless   the   parties   agree otherwise, Agouron *
by the Global Joint Marketing Committee to Co-Promotional activities for such Product in a European Co-Promotion Country *


The Global Joint Marketing Committee may *
                                     to  advise  and  support   Co-Promotional
activities   if  the  parties  are Co-Promoting  Products.  The Global Joint
Marketing Committee shall establish procedures concerning the scope and conduct of activities (including decision-making procedures) *


         (i)      The Global Joint Finance Committee shall *
                                     the parties, through the Global Joint
Marketing Committee, shall *

to a Co-Promotional country. If a party significantly fails to fulfill its obligation to provide its agreed upon *
                                     in a  Co-Promotional  country  during a
fiscal year of the Marketing Company, then the parties shall negotiate in good faith an appropriate adjustment in the Profit Sharing percentage for such country for such fiscal year period.

         (j) The Marketing Company in each country shall be responsible for distribution of the Product in such country.

         (k)      *









         (l) Roche and Agouron shall each use qualified persons in the marketing activities of Products. In accordance with procedures to be established by the Global Joint Marketing Committee, Agouron and Roche may also engage consultants, and other third parties, as may be necessary or desirable, to assist them in carrying out their marketing responsibilities provided that internal resources are not then feasibly or practically available from either of the parties which can perform in similarly expeditious and cost-efficient manner the tasks to be assigned to such consultants and third parties; provided however, that each party *


         (m) Roche and Agouron, through the Global Joint Marketing Committee, shall keep the other party informed of their marketing activities, and shall review, discuss and agree upon the conduct of additional post-Registration clinical studies for a Product for cancer indications which are not conducted as part of the Development Program and marketing studies for a Product for cancer indications; the conduct of clinical studies for a Product for cancer indications which are conducted as part of the Development Program shall be governed by the provisions of Section 4.02. This shall include progress reports as required by the Global Joint Marketing Committee *
                  and the planned activities of the succeeding period.

         (n) Each party's members of the Global Joint Marketing Committee shall report and make recommendations to their managements regarding the matters discussed at the meetings of the Global Joint Marketing Committee.

         (o) After Registration of a Product arising out of the Development Program for cancer indications in a country, the Marketing Company of such Product in such country shall be responsible for maintaining the Dossier for such Product. The Marketing Company in a country shall be responsible for responding, in a timely manner, to inquiries and for reporting adverse drug reactions related to such Product after the Product is on the market in such country. Notwithstanding the Marketing Company's ultimate responsibility for the professional services and health and/or regulatory authorities communications relating to such Product after the Product is on the market in a country, to the extent reasonably possible, the other party shall have the right to review, comment and participate in communications concerning such Product with the health and/or regulatory authorities in such country. Furthermore, Agouron and Roche shall each be entitled to respond to routine medical questions or inquiries directed to them. Each party shall use its best efforts to provide the other party with all information reasonably necessary to respond properly and promptly to any such questions or inquiries; the parties shall also use their best efforts to keep such information current. Without limiting the foregoing, Agouron and Roche agree to notify the other party of any severe, serious, alarming or unexpected complaints which they receive, whether or not determined to be attributable to a Product, by telephone within twenty-four (24) hours and in writing within three (3) business days of receipt of the complaint. All other complaints shall be forwarded by a party to the other party within thirty (30) calendar days of its receipt of the complaint. The parties shall confer with respect to responding to anticipated inquiries and questions.

         Section 4.04      Supply of Compound and Product.

         (a) It is anticipated that timely development of the Compound and/or a Product will require the manufacture of significant amounts of the Compound and that successful worldwide commercialization of the Compound and/or a Product will require annual production of large quantities of the Compound and/or a Product.
As part of the Development Program for the Compound, *


          the parties also agree to continue to use technically and commercially reasonably efforts to reduce the costs of manufacturing the Compound and a Product throughout the period of commercialization of the Product. The Global Joint Development Committee shall have the authority to make decisions concerning the sourcing of clinical trial supply of the Compound and Products arising out of the Development Program for cancer indications. Roche and Agouron, through the Global Joint Development Committee, agree to cooperate to identify low-cost commercial manufacturing sources for the Compound and/or Products arising out of the Development Program for cancer indications. To assure a continuous supply of the Compound and/or a Product during clinical development and commercialization, Roche and Agouron may also engage one or more third party contract manufacturers for production of the Compound and/or a Product. *

         (b) All Product is to be manufactured in accordance with the specifications to be determined during development and later attached hereto in Attachment 3 to this Agreement and any amendments thereto. All Product shall be furnished with a certificate of analysis.

         (c) Each party shall grant the other party a right of reference to the drug master file for a Product in the countries where the other party, its Affiliates or sublicensees are marketing such Product, and shall take all other steps as may be reasonably requested by a manufacturer of such Product for the limited purpose of enabling it to manufacture the Product for such other party. The manufacturer shall manufacture the Product in compliance with the Dossier for the Product. Each party shall promptly and fully advise the other party of any changes, alterations or amendments to the drug master file for the Product or any amendments, instructions or specifications required by the health or regulatory authority, and the parties shall confer with respect to the best mode of compliance with any such requirements.

         (d) In the event any Product delivered hereunder must be recalled because of action by the relevant health authority, the parties shall cooperate fully with each other in conducting such recall to the full extent necessary to ensure that the recall is effective. Prior to initial Registration of a Product in a country, any recall expenses for such Product in such country shall be included in the Development Costs. After initial Registration of a Product in a country, the party marketing such Product in such country shall be responsible for any recall expenses for such Product in such country. Any recall expenses incurred by the party marketing a Product in a country shall be a deductible expense when calculating Profits and Losses from the sales of such Product for such country.

        ARTICLE V - LICENSE FEES, PROFIT AND LOSS SHARING AND ROYALTIES;
                    DEVELOPMENT COSTS; PREMARKETING EXPENSES;
                             GENERAL LICENSING TERMS

         All of the accounting terms used in this Article V, if identified by the use of capitalization of the first letter of each word, shall have the meaning described in Attachment 2, which attachment shall also contain details of the calculation, accounting, and sharing of Profits and Losses.

         Section 5.01      License Fees, Profit and Loss Sharing and Royalties.

         (a) In partial consideration for the rights granted to Roche by Agouron, Roche hereby agrees to pay to Agouron non-refundable license issuance fees as follows:

                                                                   USD (MM)
                                                                   --------
  By June 28, 1996.                                                 $   5.0

 *
                                                                          *


  *


  *                                                                       *


  *

  *                                                                       *


  *

                                                                          *


   *

                                                                          *


   *

                                                                          *


   *

                                                                          *




                  *


                                                                          *





                                            TOTAL                         *


         (b) In partial consideration for the rights granted each of the parties in this Agreement, the parties agree as follows:

                  (i) Unless the parties agree upon another sharing method, Profits or Losses from the sales of Products arising out of the Development Program for cancer indications in a country where the parties are Co-Promoting Products shall be shared between the parties in accordance with the provisions of Sections 4.03(h) and 4.03(i).

                  (ii) In countries where the parties are not Co-Promoting Products, Roche shall pay Agouron *

         Section 5.02      Development Costs.

         (a)      The parties shall share Development Costs as follows:

                  (i) From the Effective Date, Roche shall be responsible for payment of eighty percent (80%) of the Development Costs *

                                       and
         Agouron shall be responsible for payment of twenty percent (20%) of such Development Costs; provided, however, that Roche shall not be responsible for Development Costs incurred for services performed before June 19, 1996, even if such services are paid for after such date. If Agouron has elected to Co-Promote a Product arising out of the Development Program for cancer indications in one or more European Co-Promotion Countries, *



                  (ii)     Development Costs incurred for services *


                  In   addition  to  its  twenty percent (20%) share of
                  worldwide Development Costs because of its Co-Promotional activities in the North American Territory, *



                  (iii) Agouron's prorata percentage share of Development Costs for such European Co-Promotion Country *



                  (iv) Development Costs allocated to a European Co-Promotion Country shall *




                                                                          Unless
                  the parties agree otherwise, *
                  shall  be   deemed  to  have been incurred for the benefit of
                  *

         (b) Within * days after the end of a semi-annual calendar period ending on either June 30 or December 31 during which the parties have incurred Development Costs, each party shall prepare and deliver to the other party a full and true accounting of such party's actual Development Costs for such semi-annual period. The form of the report shall be consistent with the format presented in Schedule 1 to Attachment 1, and shall detail actual Development Costs by major cost categories, consistent with the accounting classifications and methods agreed upon by the parties. The accuracy of the report shall be reviewed and signed by an appropriate financial employee of the reporting party. The calculation of Development Costs shall not include any selling or marketing costs and expenses.

         (c) Development Costs shall be funded and reimbursed as described in Attachment 1.

         (d) Each party shall maintain books of account and complete and accurate records of all of its Development Costs in sufficient detail to permit the other party to confirm the correctness of such items. Each party shall provide the other party, upon reasonable request, with copies of invoices supporting significant third party expenditures. *


















                                      To the extent actual Development Costs
vary from reported Development Costs, adjustments shall be made to future invoices.

         (e)  Additional  details  relating  to  the  definition,   calculation,
reporting requirements and reimbursement procedures for Development Costs are set forth in Attachment 1.

         Section 5.03 Premarketing Expenses. If Agouron and Roche are Co-Promoting a Product arising out of the Development Program for cancer indications in a country, then *

         Section 5.04      General Licensing Terms.

         (a) Profits and Losses for countries where the parties are Co-Promoting a Product arising out of the Development Program for cancer indications shall be determined on *
                                    Attachment  2 sets forth  additional
definitions  and details  relating to the calculation of Profits and Losses.

         (b) It is the intent of the parties that if the parties are Co-Promoting a Product arising out of the Development Program for cancer indications in a country, then the parties shall *


                                              If applicable  laws,  regulations
or accounting  rules do not permit such accounting treatment, *


         (c) No sales shall be deemed to have occurred as the result of sales between and among the parties, their Affiliates and sublicensees; it being understood that sales occur when made to non-Affiliated third party purchasers. A sale of a Product shall be deemed to have been made upon the earliest of invoicing or delivery of the Product for value to a non-Affiliated third party purchaser. In the case of a sale or other disposal of a Product for value other than in an arm's length transaction exclusively for money, such as barter or counter trade, sales shall be calculated using the fair market value of the Product (if higher than the stated sales price) in the country of disposal.

         (d)      *










                  then the issue shall be decided by binding arbitration in accordance with the provisions of Section 7.03 hereof.

         (e)      *

         (f) In calculating Profits and Losses with respect to a Combination Product in a country, the parties shall enter into good faith negotiations regarding the percentage of the Adjusted Gross Sales of such Combination Product to be used in calculating Profits and Losses with respect to such Combination Product in such country. If the parties are unable to agree upon such percentage, the percentage of the Adjusted Gross Sales of such Combination Product to be used in calculating Profits and Losses with respect to such Combination Product in a country shall be equal to *



                                                If the  numerator  and
denominator cannot be determined in the manner set forth above, then the numerator *


                                                                In  each  case,
the cost is to be determined in accordance with the party's standard accounting procedures.

         (g) In calculating royalties with respect to a Combination Product, the parties shall enter into good faith negotiations regarding the percentage of the Net Sales of such Combination Product to be used in calculating royalties payable with respect to such Combination Product on a country-by-country basis. If the parties are unable to agree upon such percentage, royalties with respect to a Combination Product in a country shall *




                                                                       If  the
numerator   and denominator cannot be determined in the manner set forth above, then the numerator shall be the *

                                                                        In  each
case,   the cost is to be determined in accordance with the party's standard accounting procedures.

         (h) Division of Profits and Losses from the sales of a Product arising out of the Development Program for cancer indications shall * from the date of the Initial Commercial Sale or license to a third party, its Affiliates, or sublicensees of such Product in such country (or, if the parties are Co-Promoting a Product in a country, the date on which premarketing expenses are first incurred), until *

         (i) Royalties due on the sale of a Product shall be payable on a country-by-country basis from the date of Initial Commercial Sale by a party, its Affiliates or sublicensees of such Product in such country, until *








Notwithstanding the preceding where a country is included in the European Union, an extension in the period during which the payment of royalties is due on the sale of a Product resulting from the application of the provisions of (iii) above shall not be applicable if prohibited by law. The obligation to pay royalties shall be imposed only once with respect to each unit of Product sold.

         (j) The parties agree that the accounting and payment of Profits and Losses and reimbursement of Allowable Expenses from the Co-Promotion of a Product arising out of the Development Program for cancer indications in a country shall comply with the following terms and conditions:

                  (i)      As soon as possible, but no later than *
                                             the   Marketing   Company   in
         such   country   shall   provide   the  non-Marketing  Company  with
         its good faith estimate of the amount of Adjusted Gross Sales and Sublicense Revenues in such country for such Co-Promoted Product for such calendar month, and the non-Marketing Company shall submit to the Marketing Company its good faith estimate of its Sublicense Revenues in such country for such Co-Promoted Product for such calendar month.

                  (ii) * after the end of a calendar quarter in which the parties have Co-Promoted a Product arising out of the Development Program for cancer indications in a country, the Marketing Company shall pay the non-Marketing Company its share of *
            generated by the Co-Promotion of such Product in such country for such calendar quarter, or submit to the non-Marketing Company an invoice for its share of * in such country for such calendar quarter; the non-Marketing Company shall pay such invoice within * The * for a calendar quarter shall be based on the *

                                                              for the applicable
         calendar quarter and the *
          for such country for the applicable calendar quarter (agreed to by the parties pursuant to the provisions of Section 4.03(i)), as *
                                      A party's share of *
         for   a   country   in   a  calendar quarter shall be determined
         pursuant to the provisions of Section 5.01(b)(i).

                  (iii) * after the end of a calendar quarter in which the parties have Co-Promoted a Product arising out of the Development Program for cancer indications in a country, the Marketing Company shall *

         incurred   in  such   country during such calendar quarter.  A party's
         *
                   shall be based on the budget for the applicable calendar quarter (agreed to by the parties pursuant to the terms of Section 4.03(i)), as such budget is revised and updated. If the parties have *






                  (iv) * after the end of a semi-annual calendar period ending on either June 30 or December 31 during which the parties have Co-Promoted a Product arising out of the Development Program for cancer indications, each party shall furnish and deliver to the other party a full and true accounting of its actual Adjusted Gross Sales, Sublicense Revenues and Allowable Expenses for such Product for such semi-annual period for each country in which the parties have Co-Promoted such Product. The reporting party's Adjusted Gross Sales, Sublicense Revenues and Allowable Expenses for such semi-annual period shall be reviewed and signed by an appropriate financial employee of the reporting party.

                  (v) The net amount of any payment adjustments due between the parties because of differences *

                                                                            The
         net amount of any payment adjustments due between the parties because of differences in *




                  (vi) If a party in good faith disputes the correctness of a portion of the other party's accounting, the party shall only be obligated to reimburse the undisputed portion of *

                                                                  and shall be
         obligated to reimburse or pay the balance, if any, upon resolution of the disputed issues. The parties agree to use their best faith efforts to resolve any disputes concerning the correctness of Allowable Expenses and the calculation of Profit and Losses as soon as possible.

                  (vii) Any payments due pursuant to the terms of this Section 5.04(j) that are not paid on or before the date such payments are due shall bear interest at the lower of: (A) the average one (1) month London Interbank Offered Rates, as reported by Datastream from time to time, plus one hundred (100) basis points; or (B) the highest interest rate permitted by applicable law, calculated on the number of days in each month that such payment is delinquent.

         (k) The parties agree that the accounting and payment of royalties shall comply with the following terms and conditions:

                  (i) As soon as possible, but no later than * after the end of a calendar month, a party owing a royalty shall provide the other party with its *


                  (ii)     On or before the last business day in *
                   of each and every calendar year for as long as royalties are due following the commencement of the marketing of Products, the party owing the royalty shall pay to the other party a sum equal to the aggregate of the royalty due on such party's *




                  (iii) * after the end of a semi-annual calendar period ending on either June 30 or December 31 during which there was a Net Sale of a Product upon which a royalty was due, the party owing the royalty shall furnish and deliver to the other party a full and true accounting of the actual Net Sales of such Product for such semi-annual period for each country for which such royalty is due. The reporting party's accounting of royalty for such semi-annual period shall be reviewed and signed by an appropriate financial employee of the reporting party, and shall identify all relevant details regarding *



                  (iv) The net amount of any payment adjustments due between the parties because of differences in *

         The net amount of any payment adjustments due between the parties because of differences in *


                  (v) Any  royalty  payments  due that are not paid on or before the date such payments are due shall bear interest at the lower of: (A) the average one (1) month London Interbank Offered Rates, as reported by Datastream from time to time, plus one hundred (100) basis points; or (B) the highest interest rate permitted by applicable law, calculated on the number of days in each month that such payment is delinquent.

         (l) Each party shall maintain and cause its Affiliates and sublicensees to maintain books of account and complete and accurate records pertaining to the sale or other disposition of Products, Allowable Expenses and of the royalty and other amounts payable under this Agreement in sufficient detail to permit the other party to confirm the correctness of such items. *

         (m) A party owing a royalty or other payment to the other party shall be entitled to withhold from such payment the amount, if any, of any withholding tax assessable to the party due the payment, provided evidence of payment of any such tax is promptly provided to such party. If any taxes (other than value-added taxes) are imposed on payments of royalties or profits to Agouron or Roche and are required to be withheld therefrom, such taxes shall be for the account of Agouron or Roche, respectively, and the payments shall be reduced accordingly. Roche and Agouron shall each advise the other and provide it with copies of the tax receipts for all taxes deducted from the payment of royalties or profits.

         (n) The costs of defending or settling any claim or suit by any third party for infringement of a patent of such third party by a party's practice of the Patent Rights, Agouron Technology, Roche Technology, and/or Development Program Technology in discovering, developing, manufacturing or commercializing the Compound, intermediates thereof and/or Products shall be *


         (o) Upon expiration of the foregoing Profits and Losses sharing or royalty obligations in a country, which shall also be the expiration date of the licenses granted in such country pursuant to Sections 2.01(a), 2.01(b), 2.01(c) or 2.03, each party *


                                     for cancer  indications in such country on
a  non-exclusive  basis;  provided, however, that *


         (p) The parties agree in the future to use their reasonable efforts to negotiate any additional licensing terms for the Compound, intermediates thereof and/or Products arising out of the Development Program for cancer indications which may be necessary to clarify the rights and obligations of the parties.

         Section 5.05      Foreign Currency.

         (a) Development Costs, Patent and Trademark Costs, Profits and Losses, Adjusted Gross Sales, Net Sales, Sublicense Revenues, Allowable Expenses, and any royalty amounts shall be stated in United States dollars. Payments of Development Costs, Patent and Trademark Costs, Profits and Losses, Allowable Expenses and royalties shall be made in United States dollars. Any required conversion of Development Costs, Patent and Trademark Costs, Profits and Losses, Adjusted Gross Sales, Net Sales, Sublicense Revenues, Allowable Expenses, and any royalty amounts to United States dollars shall be done using the monthly average rate of exchange for the calendar month in which such Development Costs, Patent and Trademark Costs, Profits and Losses, Adjusted Gross Sales, Net Sales, Sublicense Revenues, Allowable Expenses, and any royalty amounts were incurred or first determined.

         (b) The conversion from a foreign currency to United States dollars shall be made by *





         (c)      *



















         (d) If London Interbank Offered Rates are no longer available due to the implementation of the European Economic and Monetary Union, any reference to the London Interbank Offered Rates in this Agreement shall be replaced by a comparable reference interest rate for the single currency "EURO" determined at the financial center where the reference is made. If no such reference interest rate can be determined at such financial center, the parties shall agree upon a new reference interest rate to be used as appropriate in this Agreement in lieu of the unavailable London Interbank Offered Rates.

                        ARTICLE VI - TERM AND TERMINATION

         Section 6.01 Termination for Breach. Either party may, at its option, terminate this Agreement for cause in the event the other party shall commit a material breach of this Agreement (including the failure of a party to pay its undisputed share of Development Costs) and shall fail to cure such breach during the one hundred twenty (120) day period (thirty (30) day period in the case of any payment default) following receipt of a written notice of such breach from the non-breaching party. After the end of the applicable cure period, the party who has the right of termination may exercise its termination option by giving the breaching party prior written notice of at least fifteen (15) days of its election to terminate. Any termination of this Agreement shall not release the breaching party from any obligations incurred hereunder, and the non-breaching party shall be entitled to pursue an action for damages arising as a result of such material breach.

         Section 6.02      *

         (a)      *































         (b)      *

         (c)      *





         Section 6.03      Termination  by  Mutual   Agreement.   The  parties
may at any time terminate this Agreement, in part or in its entirety, by mutual written agreement.

         Section 6.04 Termination Upon Bankruptcy. In the event that a party is subject to any proceeding under the bankruptcy laws, or to the appointment of a receiver, trustee or liquidator of its business or substantially all of its assets, and such proceeding, if involuntary, is not dismissed or discharged within one hundred fifty (150) days after such proceeding is instituted, or upon the liquidation, dissolution, or winding up of its business, then this Agreement, at the election of the other party, shall be terminated in its entirety for cause upon a notice in writing of at least fifteen (15) days from the party who is not bankrupt or insolvent.

         Section 6.05 Disposition of Inventory. In the event of the cancellation or termination of any license rights with respect to a Product, inventory of such Product may be sold for up to six (6) months after date of cancellation or termination, provided required payments, if any, are paid thereon.

         Section 6.06 Effect of Termination. The termination of this Agreement shall, to the extent not otherwise expressly provided herein, not affect the rights and obligations of the parties under this Agreement with respect to: (i) the parties' obligations of confidentiality, indemnification and compensation for services performed; (ii) a party's liability for failure to fulfill its obligations or undertakings under this Agreement; and (iii) the rights or obligations of the parties otherwise expressly stated in the Agreement to survive the termination of this Agreement. If this Agreement is terminated, Agouron's obligations under Sections 2.02(b) and 4.02(o) shall terminate. Any other provisions of this Agreement which by their nature are intended to survive termination shall also survive. Upon any termination of this Agreement in its entirety because of a breach of the other party, neither party waives any rights to any remedies it may have arising out of the termination. In the event of any breach by a party with respect to obligations which continue after a termination in its entirety of this Agreement, the non-breaching party shall have all remedies available to it, as if the Agreement were still in effect on the date of such breach.

         ARTICLE VII - WARRANTIES AND COVENANTS; INDEMNITIES; INSURANCE; DISPUTE RESOLUTION; GOVERNMENTAL APPROVALS;EXPORT CONTROLS

         Section 7.01      Warranties and Covenants.

         (a) Each party represents and warrants to the other party that it has the legal power, authority and right to enter into this Agreement and to perform all of its respective obligations set forth herein, including the attachments hereto.

         (b) Agouron represents and warrants that, to the best of its knowledge, it has disclosed to Roche the material results of preclinical and human clinical testing of the Compound completed prior the Effective Date.

         (c) Agouron represents and warrants that, as of the date this Agreement is executed, it was not aware of the existence of any patents owned and Controlled by a third party covering the Compound which would materially prevent the parties from commercializing the Compound.

         (d) Each party covenants that it shall not commit any act or fail to take any action which, in any significant way, would be in conflict with its material obligations under this Agreement and the attachments hereto.

         (e) Each party promises to comply in all material respects with the terms of the licenses granted to it under this Agreement, and with all federal, state, local and foreign laws, rules and regulations applicable to the development, manufacture, distribution, import and export, and sale of pharmaceutical products pursuant to this Agreement.

         (f) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, EACH OF THE PARTIES MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER INCLUDED WITHIN THE CLAIMS OF THE PATENT RIGHTS, INCLUDING THE COMPOUND. THE PARTIES UNDERSTAND AND AGREE THAT DEVELOPMENT AND COMMERCIALIZATION OF THE COMPOUND AND/OR PRODUCTS WILL INVOLVE APPROVAL BY REGULATORY AUTHORITIES, AND THAT NO PARTY IS GUARANTEEING THE SAFETY OR EFFICACY OF THE COMPOUND AND/OR PRODUCTS, OR THAT THE COMPOUND AND/OR PRODUCTS WILL RECEIVE THE REQUIRED APPROVALS.

         Section 7.02      Indemnities; Insurance.

         (a) Roche shall indemnify and hold harmless Agouron and its Affiliates, employees, and agents (an "Agouron Indemnified Party") from and against any and all liabilities, losses, damages, costs, or expenses (including reasonable investigative and attorneys' fees) which the Agouron Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with any product liability or other claims, other than claims for patent infringement, arising from the use by any person of any Product, to the extent such product liability or other claim results from the negligent, reckless or intentional misconduct of Roche, its Affiliates or sublicensees, or their respective employees and agents, or on account of Roche's failure to fulfill its obligations or undertakings under this Agreement; provided, however, that in no event shall Roche be liable to an Agouron Indemnified Party for any indirect, incidental, special or consequential damages, including loss of revenues or profits from sales of Products.

         (b) Agouron shall indemnify and hold harmless Roche and its Affiliates, employees, and agents (a "Roche Indemnified Party") from and against any and all
liabilities,   losses,
damages, costs, or expenses (including reasonable investigative and attorneys' fees) which the Roche Indemnified Party may incur, suffer or be required to pay, resulting from or arising in connection with any product liability or other claims, other than claims for patent infringement, arising from the use by any person of any Product, to the extent such product liability or other claim results from the negligent, reckless or intentional misconduct of Agouron, its Affiliates or sublicensees, or their respective employees and agents, or on account of Agouron's failure to fulfill its obligations or undertakings under this Agreement; provided, however, that in no event shall Agouron be liable to a Roche Indemnified Party for any indirect, incidental, special or consequential damages, including loss of revenues or profits from sales of Products.

         (c) To the extent that a product liability or other claim, other than a claim for patent infringement, results from the negligent, reckless or intentional misconduct of both of the parties, their Affiliates, sublicensees, or their respective employees and agents, the parties agree to share in an equitable manner such liabilities, losses, damages, costs, or expenses in proportion to the relative fault of each of the parties, their Affiliates, sublicensees, or their respective employees and agents.

         (d) Unless the parties agree otherwise, all other liabilities, losses, damages, costs, or expenses (including reasonable investigative and attorneys' fees) under this Section 7.02 relating to or involving a Product in a country, except as provided by the terms of Sections 7.02(a), (b) and (c), shall be the responsibility of the party marketing such Product in such country. The party marketing a Product in a country shall indemnify the non-marketing party in such country from and against any and all liabilities, losses, damages, costs, or expenses (including reasonable investigative and attorneys' fees) which such non-marketing party may incur, suffer or be required to pay resulting from or arising in connection with any product liability or other claims, other than claims for patent infringement, arising from the use by any person of such Product in such country. Section 3.02 sets forth the parties' liability obligations arising from claims for patent infringement. Any payments made by the party marketing a Product in a country pursuant to the terms of this Section 7.02(d) shall be a deductible expense when calculating Profits and Losses from the sales of such Product for such country.

         (e) The aforesaid obligations of the indemnifying party shall be subject to the indemnified party fulfilling the following obligations:

                  (i) The indemnified party shall fully cooperate with the indemnifying party in the defense of any claims, actions, etc., which defense shall be controlled by the indemnifying party.

                  (ii) The indemnified party shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the indemnifying party, which consent such party shall not be required to give.

                  (iii) Promptly after receipt by the indemnified party of notice of the commencement of any litigation or threat thereof which may reasonably lead to a claim for indemnification, such party shall notify the indemnifying party.

         (f) The parties agree to maintain appropriate amounts of product liability insurance coverage.

         Section 7.03 Dispute Resolution. In the event of any controversy or claim arising out of or relating to any provision of this Agreement, the parties shall try to settle their differences amicably between themselves. Any unresolved disputes arising between the parties relating to, arising out of, or in any way connected with this Agreement or any term or condition hereof, or the performance by either party of its obligations hereunder, whether before or after termination of this Agreement, except as otherwise provided in this Agreement, shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other party. The party giving such notice shall refrain from instituting the arbitration proceedings for a period of sixty (60) days following such notice. If Roche is the party initiating the arbitration, the arbitration shall be held in San Diego, California, according to the rules of the American Arbitration Association ("AAA"). If Agouron is the party initiating the arbitration, the arbitration shall be held in Newark, New Jersey, according to the rules of the AAA. The arbitration shall be conducted by a single arbitrator mutually chosen by the parties. If the parties can not agree upon a single arbitrator within fifteen (15) days after the institution of the arbitration proceeding, then the arbitration shall be conducted by a panel of three arbitrators appointed in accordance with AAA rules; provided, however, that each party shall, within thirty (30) days after the institution of the arbitration proceedings, appoint one arbitrator with the third arbitrator being chosen by the other two arbitrators. If only one party appoints an arbitrator, then such arbitrator shall be entitled to act as the sole arbitrator to resolve the controversy. Any arbitration hereunder shall be conducted in the English language, to the maximum extent possible. All arbitrator(s) eligible to conduct the arbitration must agree to render their opinion(s) within thirty (30) days of the final arbitration hearing. The arbitrator(s) shall have the authority to grant injunctive relief and specific performance and to allocate between the parties the costs of arbitration in such equitable manner as he determines; provided, however, that each party shall bear its own costs and attorneys' and witness' fees. Notwithstanding the terms of this Section 7.03, a party shall also have the right to obtain, prior to the arbitrator(s) rendering the arbitration decision, provisional remedies, including injunctive relief or specific performance, from a court having jurisdiction thereof. The arbitrator(s) shall, upon the request of either party, issue a written opinion of the findings of fact and conclusions of law and shall deliver a copy to each of the parties. Decisions of the arbitrator(s) shall be final and binding on all of the parties. Judgment on the award so rendered may be entered in any court having jurisdiction thereof.

         Section 7.04 Governmental Approvals. Roche and Agouron shall obtain any government approval(s) required to enable this Agreement to become effective, or to enable any payment hereunder to be made, or any other obligation hereunder to be observed or performed.

Each party shall keep the other informed of its progress in obtaining any such government approval and shall cooperate with the other party in any such efforts.

         Section 7.05 Export Controls. The parties agree to comply with the United States laws and regulations governing exports and re-exports of the Compound, intermediates thereof, Products, Development Program Technology, Agouron Technology, Roche Technology, or any other technology or software developed or disclosed as a result of this Agreement. The parties acknowledge that any performance under this Agreement is subject to any restrictions which may be imposed by the United States laws and regulations governing exports and re-exports. Each party agrees to provide the other party with any reasonable assistance, including written assurances which may be required by a competent governmental authority and by applicable laws and regulations as a precondition for any disclosure of technology or software by the other party under the terms of this Agreement. The obligations of this Section 7.05 shall survive termination or expiration of this Agreement.

                     ARTICLE VIII - DISCLOSURE OF AGREEMENT

         Section 8.01 Disclosure of Agreement. Except as agreed to by the parties, neither Agouron nor Roche shall release any information to any third party with respect to any of the terms of this Agreement without the prior written consent of the other, which consent will not unreasonably be withheld. This prohibition includes, but is not limited to, press releases, educational and scientific conferences, promotional materials and discussions with the media. If a party determines that it is required by law to release information to any third party regarding the terms of this Agreement, it shall notify the other party of this fact prior to releasing the information. The notice to the other party shall include the text of the information proposed for release. The other party shall have the right to confer with the notifying party regarding the necessity for the disclosure and the text of the information proposed for release. Notwithstanding the preceding, Roche and Agouron shall each have the right to disclose the terms of this Agreement to persons it proposes to enter into business relationships with, if such persons are subject to confidentiality and use obligations equivalent to those applicable to the disclosing party hereunder.

                         ARTICLE IX - GENERAL PROVISIONS

         Section 9.01 No Implied Licenses. Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force and effect. No license rights shall be created by implication or estoppel.

         Section 9.02 No Waiver. Any failure by a party to enforce any right which it may have hereunder in any instance shall not be deemed to waive any right which it or the other party may have in any other instance with respect to any provision of this Agreement, including the provision which such party has failed to enforce.

         Section 9.03 Severability; Government Acts. In the event that any provision of this Agreement is judicially determined to be unenforceable, in part or in whole, with regard to any or all of the countries in the Territory, the remaining provisions or portions of this Agreement shall be valid and binding to the fullest extent possible, and the parties shall endeavor to negotiate additional terms, as feasible, in a timely manner so as to fully effectuate the original intent of the parties to the extent possible in the applicable countries. In the event that any act, regulation, directive, or law of a country, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of a party under this Agreement and, if any party to this Agreement is materially adversely affected thereby, the parties shall attempt in good faith to negotiate a lawful and enforceable modification to this Agreement which substantially eliminates the material adverse effect; provided, that, failing any agreement in that regard, the party who is materially adversely affected shall have the right, at its option, to suspend or terminate this Agreement as to such country.

         Section 9.04 Ambiguities. Ambiguities, if any, in this Agreement shall not be construed against any party, irrespective of which party may be deemed to have authored the ambiguous provision.

         Section 9.05 Notification of Authorities. After execution of this Agreement, to the extent required by law, Agouron, after consultation with Roche, shall notify the appropriate United States authorities about the terms of this Agreement and Roche, after consultation with Agouron, shall notify the appropriate European and other authorities about the terms of this Agreement. The parties shall keep each other fully advised of the status and progress of the notification procedures.

         Section 9.06 No Agency. Agouron and Roche shall have the status of independent contractors under this Agreement and nothing in this Agreement shall be construed as an authorization of either party to act as an agent of the other.

         Section 9.07 Captions; Number; Official Language. The captions of the Articles and Sections of this Agreement are for general information and reference only, and this Agreement shall not be construed by reference to such captions. Where applicable in this Agreement, the singular includes the plural and vice versa. To the extent appropriate, the meaning of terms whose first letters are capitalized, but which are variations of terms that are defined elsewhere in this Agreement, shall each have the same meaning as the defined term (e.g., "Co-Promoting" and "Co-Promotional" shall have the same meaning as the defined term "Co-Promote," to the extent appropriate). English shall be the official language of this Agreement and any license agreement provided for hereunder, and all communications between the parties hereto shall be conducted in that language.

         Section 9.08 Force Majeure. Neither party shall be responsible to the other party for any failure, delay or interruption in the performance of any of its obligations under this Agreement if such failure, delay or interruption is caused by any act of God, earthquake, fire, casualty, flood, war, epidemic, riot, insurrection, or any act, exercise, assertion or requirement of a governmental authority, or other cause beyond the reasonable control of the party affected if the party affected shall have used its best efforts to avoid such occurrence. If either party believes that the performance of any of its obligations under this Agreement will be delayed or interrupted as a result of any of the reasons stated in this Section 9.08 and provided such party is able to do so, such party shall promptly notify the other party of such delay or interruption and the cause therefor, and shall provide such other party with its estimate of when the performance of its obligations will recommence. When the party affected is able to recommence the performance of obligations delayed or interrupted as a result of any of the reasons stated in this Section 9.08, it shall so notify the other party and, except as otherwise provided in this Agreement, it shall promptly resume the performance of such obligations.

         Section 9.09 Amendment. This Agreement, including the Attachments, Exhibits, Schedules and Appendices, constitutes the full agreement of the parties with respect to the subject matter of this Agreement, and incorporates any prior discussions between them with respect to such subject matter. In the event of any inconsistency between this Agreement and the LOI, including Exhibit A thereto, the terms of this Agreement shall govern the development and commercialization of Products. This Agreement, including the attachments hereto, shall not be amended, supplemented or otherwise modified, except by an instrument in writing signed by duly authorized officers of the parties.

         Section 9.10 Applicable Law. This Agreement shall be construed and the rights of the parties shall be determined in accordance with the laws of the United States and the State of California, without regard to its conflict of law provisions.

         Section 9.11 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be given in person, delivered by recognized overnight delivery service, sent by mail (certified or registered or air mail for addresses outside of the continental U.S.), or by telefax (or other similar means of electronic communication), whose receipt is confirmed by confirming telefax, and addressed, in the case of Agouron, to the Vice President, Commercial Affairs (with a copy to the Legal Department) and, in the case of Roche, to the Head of the Pharma Division (with a copy to the Legal Department), at the addresses shown at the beginning of this Agreement, or such other person and/or address as may have been furnished in writing to the notifying party in accordance with the provisions of this Section 9.11. Except as otherwise provided herein, any notice shall be deemed delivered upon the earlier of: (i) actual receipt; (ii) two (2) business days after delivery to such recognized overnight delivery service; (iii) five (5) business days after deposit in the mail; or (iv) the date of receipt of the confirming telefax.

         Section 9.12 Assignment. This Agreement shall not be assignable by either party, except to an Affiliate, without the prior written consent of the other party, which consent may be withheld at the sole discretion of the other party. Any such assignment without the prior written consent of the other party shall be void. If this Agreement is assigned to an Affiliate, the assigning party shall still be responsible for all of the obligations specified in this Agreement with respect to the assigning party. Notwithstanding the preceding, in the event of: (i) a sale or transfer of all or substantially all of assignor's assets; or (ii) the merger or consolidation of assignor with another company, this Agreement shall be assignable to the transferee or successor company.

         Section 9.13 Succession. This Agreement shall be binding upon all successors in interest, assigns, trustees and other legal representatives of the parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in triplicate originals, by their respective officers thereunto duly authorized, as of the day and year hereinabove written.

F. HOFFMANN-LA ROCHE LTD               AGOURON PHARMACEUTICALS, INC.


By:      /s/ W. Henrich                By:      /s/ Gary Friedman, Esq.
Name:    W. Henrich                    Name:    Gary Friedman, Esq.
Title:   Senior Vice President         Title:   V. P. & General Counsel

By:      /s/ J.T. Arnold               By:      /s/ R. Kent Snyder
Name:    J.T. Arnold                   Name:    R. Kent Snyder
Title:   Authorized Signatory          Title:   V.P., Commercial Affairs


HOFFMANN-LA ROCHE INC.


By:      /s/ Stephen G. Sudouan
Name:    Stephen G. Sudouan
Title:   Sr. V.P., Pharmaceuticals

By:      /s/ William H. Epstein
Name:    William H. Epstein
Title:   Assistant Secretary

                                   SCHEDULE 1

                              AGOURON PATENT RIGHTS

*












                                      S1-1

                                    EXHIBIT 1

           INITIAL DEVELOPMENT PLAN FOR THYMITAQ(TM) DEVELOPMENT PROGRAM

*





*

*



*



*

*







*


*




*


                                      E1-1

*


*



*





*



*

*




*

*



*


*



*

                                      E1-2

*



*


*




*


*




*

*



*

*

*

*




*


                                      E1-3

*





*




*



*




*



*



*




*




*

                                      E1-4

*

*




*



*


                                      E1-5

                              SCHEDULE 1 TO EXHIBIT
                    THYMITAQ(TM) DEVELOPMENT TIMELINE - IV/PO

                                       *

                                    E1-S1-1

                              SCHEDULE 1 TO EXHIBIT
                    THYMITAQ(TM) DEVELOPMENT TIMELINE - IV/PO

*


                                    E1-S1-2

                                    EXHIBIT 2

               INITIAL DEVELOPMENT BUDGET FOR DEVELOPMENT PROGRAM


                                      E2-1

           INITIAL DEVELOPMENT BUDGET FOR THYMITAQ DEVELOPMENT PROGRAM

*

                                      E2-2

                                  ATTACHMENT 1

                 DEVELOPMENT COSTS AND REIMBURSEMENT PROCEDURES

The purpose of this Attachment is to define Development Costs, and to describe and define a methodology to fund and reimburse such Development Costs.

                                DEVELOPMENT COSTS

Development Costs means the costs of *

specifically incurred to further the Development Program. The calculation of Development Costs shall take into consideration the following:

1. The cost of development personnel charging the Development Program shall be calculated using a *

         Aggregate *         shall be calculated by applying an agreed to *

                                              The *          shall include the *

         Such costs would include, but not be limited to, the following:  *


         The *
         does not include any of the direct charges included in Paragraph 2 below. * charging the Development Program shall generally include staff from the following disciplines:
         *

                                                       Both parties shall
         utilize the same *                   on a *
         basis.
         The initial *               for the *

         This *             shall be  *
                            Such adjusted rate may be compared to Agouron's anticipated *
                             To   the   extent   there   are   any   significant
         differences, the parties shall discuss the need for any revisions to such rate.

2. Third party costs shall consist of specifically identifiable contract services or materials which are necessary to supplement the development capabilities of either Roche or Agouron, or otherwise required in the Development Program. Such costs shall include, but not be limited to, the following costs and services: *




                                       A1-1

                                                                         All
such third party costs shall be charged to the Development Program when incurred.
         Patent and Trademark costs shall not be included in Development Costs and shall be identified and billed separately.

                                  REIMBURSEMENT

Estimated Development Costs shall be * and comply with the following terms and conditions:

1.       *                                                               Agouron
         shall invoice Roche for 80% of its estimated Development Costs for such quarter, and Roche shall invoice Agouron for 20% of its estimated Development Costs for such quarter. Such estimated Development Costs *


         shall be based on the *
         as such development budget is revised and updated pursuant to the provisions of Section 4.02(f). A party's share of Development Costs in a *


2.       *
                    during which the parties have incurred Development Costs, each party shall furnish and deliver to the other party a full and true accounting of its Development Costs for such semi-annual period. The reporting party's Development Costs for such semi-annual period shall be reviewed and signed by an appropriate financial employee of the reporting party.

3.       *








4. If a party in good faith disputes the correctness of a portion of the other party's accounting, the party *



                                       A1-2

                                                                         The
         parties agree to use their best faith efforts to resolve any disputes concerning the correctness of Development Costs as soon as possible.

5. Any payments due pursuant to the terms of Section 5.02 that are not paid on or before the date such payments are due shall bear interest at the lower of: (i) the average one month London Interbank Offered Rates, as reported by Datastream from time to time, plus 100 basis points; or
         (ii) the highest interest rate permitted by applicable law, calculated on the number of days in each month that such payment is delinquent.

6. Development Costs invoices shall be stated in United States dollars. Payment of Development Costs shall be made in United States dollars. Any Development Costs which are incurred outside of the United States shall be converted to United States dollars using the procedures described in Section 5.05.

                                      A1-3

                           SCHEDULE 1 TO ATTACHMENT 1

                                 AGOURON / ROCHE
                        DEVELOPMENT PROGRAM EXPENDITURES
                                        *


INTERNAL STAFF COSTS:
                                                       Current Period              Cumulative

*                                                       $ x.xx                    $ y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
                                                          ----                      ----

*                                                       xxx.xx                    yyy.yy

*                                                         x.xx

*                                                     $ xxx.xx                  $ yyy.yy
                                                      --------                  --------


OUTSIDE SERVICES:
                                                       Current Period              Cumulative

         *                                              $ x.xx                    $ y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
         *                                                x.xx                      y.yy
                                                          ----                      ----

Total Outside Services $ xxx.xx                       $ yyy.yy
                       --------                       --------


TOTAL DEVELOPMENT COSTS                             $ x,xxx.xx                $ y,yyy.yy
                                                    ==========                ==========


NOTE:         To the extent practicable, actual costs shall be presented in the same detail as that shown in the summary Development
              Program budget in Exhibit 2.

                                    A1-S1-1

                           SCHEDULE 2 TO ATTACHMENT 1

                        AGOURON DEVELOPMENT COST INVOICE
                                 MONTH 1X, 199X


*                                                 *                                             Total

1.       *                                        $                                            $
                                                  ===========                                  =======

2.       *
                                                  $                                            $
                                                  ===========                                  ========


*2                                                *                      *                      Total

3.       *                                        $                      $                     $
                                                  ============           ============          ========

4.       *                                        $                      $                     $
                                                  ============           ============          ========

5.       *                                        $                      $                     $
                                                  ============           ============          ========

6.       *
                                                  $                      $                     $
                                                  ============           ===========           ========


*                                                 $                      $                     $
                                                  ============           ============          ========
*

----------
2 *
3 *

                                    A1-S2-1

                           SCHEDULE 3 TO ATTACHMENT 1

                         ROCHE DEVELOPMENT COST INVOICE
                                        *


*                                                 *                                             Total

1.       *                                        $                                            $
                                                  ===========                                  =======

2.       *
                                                  $                                            $
                                                  ===========                                  ========


*2                                                *                      *                      Total

3.       *                                        $                      $                     $
                                                  ============           ============          ========

4.       *                                        $                      $                     $
                                                  ============           ============          ========

5.       *                                        $                      $                     $
                                                  ============           ============          ========

6.       *
                                                  $                      $                     $
                                                  ============           ===========           ========


*                                                 $                      $                     $
                                                  ============           ============          ========
*


----------
1 *
2 *

                                    A1-S2-1

                                  ATTACHMENT 2

                          ACCOUNTING TERMS/DEFINITIONS

All of the accounting terms used in this Attachment 2, if identified by the use of capitalization of the first letter of each word, shall have the same meanings described in the Definitions Section below.

                 ACCOUNTING TERMS AND PROFIT SHARING METHODOLOGY

Profits and Losses earned or incurred during the fiscal year of the Marketing Company from the sales of Products arising out of the Development Program for cancer indications in countries located in the North American Territory and/or the European Co-Promotion Countries shall be shared by the parties if the parties are Co-Promoting Products in such countries. The purpose of this Attachment 2 is to describe and define the methodologies used to achieve such sharing of Profits and Losses.

The Marketing Company shall be responsible for the *




                        The non-Marketing Company shall be responsible for the *


Profits and Losses resulting from North American Territory sales and from sales in the European Co-Promotion Countries shall be calculated in United States dollars. Payment of Profits generated by the Co-Promotion of a Product, Allowable Expenses and remittance of Losses shall be made in United States dollars. The conversion of non-United States dollar currencies to United States dollars shall be made in accordance with the procedures set forth in Section 5.05.

The Global Joint Finance Committee (or a local project team established by the Global Joint Finance Committee) shall, for each Co-Promotion Country, *



Allowable Expenses will be charged to the Product *

           For that portion of *



                                       A2-1

                                   DEFINITIONS

1.       "Adjusted Gross Sales" shall have the meaning set forth in Section
1.21.

2. "Allowable Expenses" shall include the following internal and external expenses incurred in the commercialization of Products: *







3.       "Cost of Goods Sold" shall mean the *















4.       "Distribution Expenses," with the exception of *













                                       A2-2

5.       "General and Administrative Expenses," *
















6.       "Marketing, Advertising and Education Expenses" shall mean the *











         (a)      *












                                       A2-3

         (b)      *















         (c)      *







7.       "Premarketing Expenses" shall mean *






8.       "Profits and Losses" *





         (a)      *


         (b)      *


                                       A2-4

9.       "Selling and Promotion Expenses" shall mean *






         (a)      *


























         (b)      *








                                       A2-5

10.      *



                                      A2-6

                                  ATTACHMENT 3

                      PRODUCT MANUFACTURING SPECIFICATIONS


          THE TERMS OF THE PRODUCT MANUFACTURING SPECIFICATIONS WILL BE
                     AGREED UPON PRIOR TO COMMERCIALIZATION



                                      A3-1

                                  ATTACHMENT 4

                           TRADEMARK LICENSE AGREEMENT

This Trademark License, effective as of June 19, 1996, is between Agouron Pharmaceuticals, Inc., a corporation duly organized and existing under the laws of the state of California, having a principal place of business at 10350 North Torrey Pines Road, La Jolla, California, United States of America (hereinafter referred to as "Agouron," the first party), and F. Hoffmann-La Roche Ltd, a corporation duly organized and existing under the laws of Switzerland, having its principal place of business at CH-4002-Basel, Switzerland, and Hoffmann-La Roche Inc., a corporation duly organized and existing under the laws of the state of New Jersey, having a principal place of business at 340 Kingsland Street, Nutley, New Jersey, United States of America (hereinafter collectively referred to as "Roche," the second party). Agouron and Roche are sometimes hereinafter each referred to as a party (collectively "parties") to this Trademark License.

(Terms containing an initial capitalized letter, except as explicitly otherwise indicated, shall have the meanings stated in the D&L Agreement, as defined below.)

                                   BACKGROUND

Agouron and Roche entered into a THYMITAQ(TM) Development and License Agreement dated June 19, 1996. The THYMITAQ Development and License Agreement, as now or as subsequently amended, is hereinafter referred to as the "D&L Agreement."

The parties have conducted collaborative development and commercialization activities for the cancer inhibitor known as "AG337" *

pursuant  to the terms of the D&L Agreement.

The D&L Agreement provides that a form trademark license shall be agreed upon by the parties and attached to the D&L Agreement as Attachment 4. The D&L Agreement also contains the following provisions concerning ownership and utilization of
Trademarks:

                  Section 1.31 "Trademark(s)" means any trademark selected and owned by a party and registered (or applied for) by such party, its Affiliate(s) and sublicensee(s) in the Territory for use in connection with the marketing of Products. The definition of Trademark(s) shall not refer to trade names used by a party to designate the name of such party.

                                       A4-1

                  Section 2.01      License Grants. . . .

                                      * * *

                  (k)     *



















                  Section 3.03      Trademarks.  *


















                                       A4-2

                  Section 4.03      Marketing. . . .

                                      * * *

                  (g)     It is the intent of the parties that *

         arising out of the Development Program for cancer indications wherever possible throughout the Territory. The parties acknowledge their intention to *

         arising out of the Development Program for cancer indications wherever possible. The parties also acknowledge *
                                                                    arising out
         of the Development Program for cancer indications wherever possible.

One or both of the parties is the owner(s) of the THYMITAQ Trademark, in certain countries of the Territory.

The parties intend to use the THYMITAQ Trademark, including its associated non-English translations (hereinafter collectively referred to as the "THYMITAQ Trademark"), only in connection with the marketing of AG337 for cancer indications.

NOW THEREFORE, in accordance with the provisions of the D&L Agreement, for good and valuable consideration, the parties agree as follows:

                                TRADEMARK LICENSE

          1. Under the provisions of the D&L Agreement, as more specifically set forth above, each party granted to the other party, its Affiliates and sublicensees a non-exclusive right to use the granting party's Trademark(s) in the Territory in the marketing of the Compound and/or Products arising out of the Development Program.

                                       A4-3

2. Products marketed using the THYMITAQ Trademark shall be manufactured strictly in accordance with applicable governmental statutes, regulations or directives.

3. The licensed user of the THYMITAQ Trademark shall comply with all applicable governmental statutes, regulations or directives.

4. The licensed user of the THYMITAQ Trademark shall not use the THYMITAQ Trademark in a manner which is deceptive, or which would bring the THYMITAQ Trademark, the Product or the other party, into disrepute. Each party shall use the THYMITAQ Trademark, including its associated non-English translations, *




5. Pursuant to the terms of the D&L Agreement, Agouron and Roche shall share obligations and responsibilities related to Trademark(s). Provided a party fulfills its obligations and responsibilities related to Trademark(s), and subject to the terms of the D&L Agreement,
         *



6. Each party shall, upon learning thereof, promptly notify the other party in writing of any infringement by a third party of the parties' rights in the THYMITAQ Trademark, or of any claim or suit by a third party that the use of the THYMITAQ Trademark infringes or otherwise violates the rights of a third party. The parties shall cooperate in taking commercially reasonable legal actions to protect the parties' rights in the THYMITAQ Trademark and/or to contest a claim by a third party that the use of the THYMITAQ Trademark infringes or otherwise violates any rights of a third party. *





7. Only the licenses granted pursuant to the express terms of this Trademark License and the D&L Agreement shall be of any legal force and effect. No license rights shall be created by implication or estoppel.

8. This Trademark License shall terminate in accordance with the provisions of the D&L Agreement.

9. Any failure by either party to enforce any right which it may have hereunder in any instance shall not be deemed to waive any right which it or the other party may have in

                                       A4-4
         any other instance with respect to any provisions of this Trademark License,including the provision which such party has failed to enforce.

10. In the event that any provision of this Trademark License is judicially determined to be unenforceable, in whole or in part, the remaining provisions or portions thereof shall be valid and binding to the fullest extent possible, and the parties shall endeavor to negotiate additional terms, as feasible, in a timely manner so as to fully effectuate the original intent of the parties, to the extent possible. Ambiguities, if any, in this Trademark License shall not be construed against any party, irrespective of which party may be deemed to have authored the ambiguous provision.

11. This Trademark License and the D&L Agreement constitute the full agreement of the parties with respect to the subject matter of this Trademark License, and incorporate any prior discussions between them with respect to such subject matter. This Trademark License shall not be amended, supplemented or otherwise modified, except by an instrument in writing signed by a duly authorized officer of each party.

12. If there is a conflict between the terms of this Trademark License and the D&L Agreement, the terms of the D&L Agreement shall control.

13. This Trademark License shall be construed, and the rights of the parties shall be determined, in accordance with the laws of the state of California and the United States, without regard to conflict of law provisions.

14. Any notice required or permitted to be given under this Trademark License shall be in writing and shall be given in person, delivered by recognized express delivery service, sent by mail (certified or registered, or air mail for addresses outside of the continental U.S.), or by telefax (or other similar means of electronic communication) whose receipt is confirmed by confirming telefax, and addressed, in the case of Agouron, to the Vice President, Commercial Affairs (with a copy to the Legal Department) and, in the case of Roche, to the Head of the Pharma Division (with a copy to the Legal Department) at the respective addresses shown at the beginning of the D&L Agreement, or such other person and/or address as may have been furnished in writing to the notifying party in accordance with the provisions of this paragraph. Except as otherwise provided herein, any notice shall be deemed delivered upon the earlier of: (i) actual receipt;
         (ii) two (2) business days after delivery to a recognized express delivery service; (iii) five (5) business days after deposit in the mail; or (iv) the date of receipt of the confirming telefax.

15. This Trademark License shall be binding upon all successors in interest, assigns, trustees and other legal representatives of the parties.

                                       A4-5

IN WITNESS WHEREOF, the parties hereto have executed this Trademark License, in triplicate originals, by their respective officers thereunto duly authorized as of the day and year hereinabove written.

F. HOFFMANN-LA ROCHE LTD                  AGOURON PHARMACEUTICALS, INC.


By:                                       By:
Name:                                     Name:
Title:                                    Title:

By:                                       By:
Name:                                     Name:
Title:                                    Title:


HOFFMANN-LA ROCHE INC.


By:
Name:
Title:

By:
Name:
Title:

                                      A4-6